Exhibit 32.1

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In  connection  with the annual report  of  Silver  Screen

Studios,  Inc.  (the  "Company") on Form  10-KSB/A  for  the

period ended December 31, 2003 as filed  with the Securities and  Exchange Commission on the date hereof (the  "Report"),

I,  Lamar Sinkfield, acting Chief Executive Officer  of  the

Company,  certify, pursuant to  18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that:



     1.     The  Report fully complies with the requirements

of  Section  13(a)  of the  Securities   Exchange   Act   of

1934;  and



      2.      The   information  contained  in  the   Report

fairly  presents, in all material  respects,  the  financial condition  and results of operations of the Company.



  A  signed  original of this written statement required  by

Section  906  has been provided to the Company and  will  be retained by the Company and furnished  to the Securities and

Exchange Commission or its staff upon request.



Date: December 30, 2004.

               /s/ Lamar Sinkfield
              --------------------------------------
             Lamar Sinkfield, Chief Executive Officer